UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 28, 2022
Date of report (Date of the earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)			(Commission File Number)	(I.R.S. Employer Identification Number)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01     Other Events
On September 28, 2022, Bausch Health Companies Inc. (the “Company”) announced the final results and expiration, as of 11:59 p.m., New York City time, on September 27, 2022, of its previously announced (i) offers to exchange (the “Exchange Offers”) (A) the Company’s outstanding 5.25% Senior Notes due 2031, 5.25% Senior Notes due 2030, 5.00% Senior Notes due 2029, 6.25% Senior Notes due 2029, 7.25% Senior Notes due 2029, 5.00% Senior Notes due 2028, 7.00% Senior Notes due 2028, 9.00% Senior Notes due 2025 and (B) Bausch Health Americas, Inc.’s (“BHA”) outstanding 9.25% Senior Notes due 2026 and 8.50% Senior Notes due 2027 (collectively, the “Existing Notes”) for up to an aggregate principal amount of $4.0 billion of new secured notes, comprised of (1) up to $2.5 billion in aggregate principal amount of new 11.00% First Lien Secured Notes due 2028 and up to $500.0 million in aggregate principal amount of new 14.00% Second Lien Secured Notes due 2030, in each case, to be issued by the Company and (2) $1.0 billion in aggregate principal amount of new 9.00% Senior Secured Notes due 2028 to be issued by 1375209 B.C. Ltd., an existing wholly-owned unrestricted subsidiary of the Company that holds 38.6% of the issued and outstanding common shares of Bausch + Lomb Corporation, and (ii) solicitations of consent by the Company and BHA from holders of Existing Notes to amend certain provisions of the applicable indenture governing the related series of Existing Notes (the “Consent Solicitations” and, together with the Exchange Offers, the “Offers”).

A copy of the Company’s press release announcing the results of the Offers is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued by the Company on September 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2022

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Tom Vadaketh
Name: Tom Vadaketh
Title: Executive Vice President, Chief Financial Officer